Exhibit 32.2

CYCLE COUNTRY ACCESSORIES CORP.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cycle Country Accessories Corp. (the "Company") on Form
10-QSB for the year ended December 31, 2007 (the "Report"), I, David Davis, Chief Financial Officer of the Company, certify, pursuant to
Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ David Davis
------------------------------------
David Davis
Chief Financial Officer
February 14, 2008

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